                                                                   EXHIBIT 99(B)

                       AMERICAN HONDA FINANCE CORPORATION
                    Annual Statement to Certificateholder --
                   Honda Auto Receivables 2002-1 Owner Trust
                          04/01/2001 THROUGH 03/31/2002

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                              $2,082,211,927.51
  (B) Total Securities Balance                                                             $2,082,211,927.51
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $559,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                        26.85%
    (iii) Class A-1 Notes Rate                                                                      1.82000%
    (iv) Class A-1 Notes Accrual Basis                                                            Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $472,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                        22.67%
    (iii) Class A-2 Notes Rate                                                                        2.550%
    (iv) Class A-2 Notes Accrual Basis                                                                30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $696,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                         33.43%
    (iii) Class A-3 Notes Rate                                                                        3.500%
    (iv) Class A-3 Notes Accrual Basis                                                                30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $303,156,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                         14.56%
    (iii) Class A-4 Notes Rate                                                                        4.220%
    (iv) Class A-4 Notes Accrual Basis                                                                30/360
  (G) Certificates
    (i)   Certificates Balance                                                                $52,055,927.51
    (ii)  Certificates Percentage (G(i)/B)                                                             2.50%
    (iii) Certificates Rate                                                                           4.220%
    (iv) Certificates Accrual Basis                                                                   30/360
  (H) Servicing Fee Rate                                                                               1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                                6.66%
    (ii)  Weighted Average Original Maturity (WAOM)                                                   55.66 months
    (iii) Weighted Average Remaining Maturity (WAM)                                                   46.82 months
    (iv) Number of Receivables                                                                      149,463
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                                              0.50%
    (ii)  Reserve Account Initial Deposit                                                     $10,411,059.64
    (iii) Specified Reserve Account Percentage                                                         0.75%
    (iv) Specified Reserve Account Balance                                                    $14,609,033.99

  (K) Yield Supplement Account Deposit                                                         $1,570,025.47

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
  (A) Total Portfolio Balance                                                              $2,082,211,927.51
  (B) Total Securities Balance                                                             $2,082,211,927.51
  (C) Cumulative Note and Certificate Pool Factor                                                  1.0000000
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $559,000,000.00
    (ii)  Class A-1 Notes Pool Factor                                                              1.0000000
    (iii) Class A-1 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-1 Notes Principal Carryover Shortfall                                                 $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $472,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                              1.0000000




    (iii) Class A-2 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-2 Notes Principal Carryover Shortfall                                                 $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $696,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                              1.0000000
    (iii) Class A-3 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-3 Notes Principal Carryover Shortfall                                                 $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $303,156,000.00
    (ii)  Class A-4 Notes Pool Factor                                                              1.0000000
    (iii) Class A-4 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-4 Notes Principal Carryover Shortfall                                                 $0.00
  (H) Certificates
    (i)   Certificates Balance                                                                $52,055,927.51
    (ii)  Certificates Pool Factor                                                                 1.0000000
    (iii) Certificates Interest Carryover Shortfall                                                    $0.00
    (iv) Certificates Principal Carryover Shortfall                                                    $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                      $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                     $10,411,059.64
    (ii)   Yield Supplement Account                                                            $1,570,025.47
    (iii) Payahead Account                                                                        $70,042.26
    (iv) Advances Outstanding                                                                     $69,227.83
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                                                6.66%
    (ii)  Weighted Average Remaining Maturity (WAM)                                                    46.82 months
    (iii) Number of Receivables                                                                      149,463
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            100.00%
    (ii)  Certificate Percentage                                                                       0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                      $1,363,726.46
    (ii)  Prepayments in Full                                                                    $738,046.99
    (iii) Prepayments in Full due to repurchases                                                       $0.00
  (B) Precomputed Contracts Total Collections                                                  $2,331,624.07
  (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                            $229,850.62
  (D) Simple Interest Receivables Principal                                                               $0
    (i)   Principal Collections                                                              $133,506,005.64
    (ii)  Prepayments in Full                                                                 $66,539,235.10
    (iii) Repurchased Receivables Related to Principal                                                 $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                         $32,934,735.32
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                        $47,018.92
    (ii) Current Advance Amount                                                                  $106,441.60
  (G) Interest Advance for simple Interest - Net                                                 $998,758.00
  (H) Payahead Account
    (i)  Payments Applied                                                                         $93,139.79
    (ii) Additional Payaheads                                                                    $109,924.92
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                                6.66%
    (ii)  Weighted Average Remaining Maturity                                                          44.02 months
(WAM)
    (iii) Remaining Number of Receivables                                                            143,834

                                                  # DOLLAR AMOUNT

                                            Units
                                            -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                                     1,633 1.14%   $21,625,297.47        1.15%
    (ii)  61-90 Days Delinquent                                      158 0.11%    $2,008,038.16        0.11%
    (ii) 91 Days or More Delinquent                                    1 0.00%        $1,634.90        0.00%
  (K) Vehicles Repossessed During Collection Period                   71 0.05%    $1,086,764.32        0.06%
  (L) Total Accumulated Repossessed Vehicles in Inventory            114 0.08%    $1,635,966.57        0.09%


IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                             $0.00
  (B) Reserve Account Investment Income                                                           $39,636.75
  (C) Yield Supplement Account Investment Income                                                   $4,056.57
  (D) Trust Fees Expense                                                                           $4,000.00
  (E) Aggregate Net Losses for Collection Period                                                 $179,041.81
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated                                                    $353,671.87
Receivables
    (ii) Liquidation Proceeds                                                                     133,180.76
    (ii) Recoveries from Prior Month Charge                                                       $41,449.30
Offs
  (G) Days in Accrual Period                                                                              76
  (H) Deal age                                                                                             3

                                                    COLLECTIONS
                                                    -----------

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections (III(C+E(i)-F(i)+F(ii)+G)                                    $34,222,766.62

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                              $202,147,014.19
  (B) Liquidation Proceeds  (IV(F(i)))                                                            133,180.76
  (C) Repurchased Loan Proceeds Related to                                                              0.00
Principal  (III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge Offs                                                      41,449.30
(IV(F(ii)))
                                                                                       ----------------------
  (E) Total Principal Collections   (A+B+C+D)
                                                                                              202,321,644.25

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS
---------------------------------------------
(V(A)+VI(E))                                                                                  236,544,410.87
--------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                   $361,999.54
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                         236,906,410.87
-------------------------------------


                                  DISTRIBUTIONS
                                  -------------

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due                                                                    $5,034,372.72
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                                                   $5,034,372.72
                                                                                       ----------------------
    (iii) Servicing Fee Shortfall                                                                      $0.00
  (B) Reserve Account Investment Income (IV(B))
                                                                                                   39,636.75

  (C) Yield Supplement Account Investment Income  (IV(C))                                           4,056.57
  (D) Trust Fees Expense (IV(D))
                                                                                                    4,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                      $1,836,688.35
       (b)  Class A-1 Notes Interest Paid                                                       1,836,688.35
                                                                                       ----------------------
       (c) Class A-1 Notes Interest Shortfall                                                          $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                      $2,540,933.33
       (b)  Class A-2 Notes Interest Paid                                                       2,540,933.33
                                                                                       ----------------------
       (c) Class A-2 Notes Interest Shortfall                                                          $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                      $5,142,666.67
       (b)  Class A-3 Notes Interest Paid                                                       5,142,666.67
                                                                                       ----------------------
       (c) Class A-3 Notes Interest Shortfall                                                          $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                      $2,700,783.12
       (b)  Class A-4 Notes Interest Paid                                                       2,700,783.12
                                                                                       ----------------------
       (c) Class A-4 Notes Interest Shortfall                                                          $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $12,221,071.47
       (b)  Total Note Interest Paid                                                           12,221,071.47
                                                                                       ----------------------
       (c) Total Note Interest Shortfall                                                               $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                    $0.00
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                      219,646,966.22
  (B) Principal
    (i) Noteholders' Principal Distribution Amounts                                          $202,500,686.06
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due
       (b)  Class A-1 Notes Principal Paid                                                    202,500,686.06
                                                                                       ----------------------
       (c) Class A-1 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                             $0.00
       (b)  Class A-2 Notes Principal Paid                                                             $0.00
                                                                                       ----------------------
       (c) Class A-2 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                             $0.00
       (b)  Class A-3 Notes Principal Paid                                                             $0.00
                                                                                       ----------------------
       (c) Class A-3 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                             $0.00
                                                                                       ----------------------
       (c) Class A-4 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                       $202,500,686.06
       (b)  Total Notes Principal Paid                                                        202,500,686.06
                                                                                       ----------------------
       (c) Total Notes Principal Shortfall                                                             $0.00
       (d) Reserve Fund drawn                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                           $17,146,280.16
  Amount deposited into reserve Account                                                         5,205,529.82
                                                                                       ----------------------

                                                                                       ----------------------
  Excess Amount Release from Reserve Account                                                    1,007,555.47
                                                                                       ----------------------
  Excess funds available to Certificateholders                                                 12,948,305.81
                                                                                       ----------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
  (A) Interest
     (i)   Certificate Interest Due                                                              $463,760.48
     (ii)   Certificate Interest Shortfall                                                             $0.00
Beginning Balance
                                                                                       ----------------------
     (iii)   Total Certificate Interest Due                                                      $463,760.48
     (iv)  Certificate Interest Paid                                                              463,760.48
     (v) Certificate Interest Shortfall Ending Balance                                                 $0.00
  (B) Principal
     (i)   Certificate Principal Due                                                                   $0.00
     (ii)   Certificate Principal Shortfall                                                            $0.00
Beginning Balance
                                                                                       ----------------------
     (iii)   Total Certificate Principal Due                                                           $0.00
     (iv)  Certificate Principal Paid                                                                   0.00
     (v) Certificate Principal Shortfall Ending Balance                                                $0.00
  (C) Release to Seller                                                                       $12,484,545.33

                              DISTRIBUTIONS SUMMARY
                              ---------------------

  (A) Total Collections                                                                      $236,906,410.41
  (B) Service Fee                                                                              $5,034,372.72
  (C) Trustee Fees                                                                                 $4,000.00
  (D) Class A1 Amount                                                                        $204,337,374.41
  (E) Class A2 Amount                                                                          $2,540,933.33
  (F) Class A3 Amount                                                                          $5,142,666.67
  (G) Class A4 Amount                                                                          $2,700,783.12
  (H) Amount Deposited into Reserve Account                                                    $5,205,529.82
  (I) Certificateholders                                                                         $463,760.48
  (J) Release to seller                                                                       $12,484,545.33
  (K) Total amount distributed                                                               $237,913,965.88
  (L) Amount of Draw from Reserve Account                                                               0.00
  (M) Excess Amount Released from Reserve Account                                               1,007,555.47


                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

                                                                         Beginning                     End
XIV. POOL BALANCES AND PORTFOLIO                                         of Period                  of Period
--------------------------------
INFORMATION
------------                                                         ------------------       ----------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                                $2,030,156,000.00            $1,827,655,313.94
    (ii)   Note Pool Factor                                                  1.0000000                    0.9002536
    (iii)  Class A-1 Notes Balance                                      559,000,000.00               356,499,313.94
    (iv)   Class A-1 Notes Pool Factor                                       1.0000000                    0.6377447
    (v)    Class A-2 Notes Balance                                      472,000,000.00               472,000,000.00
    (vi)   Class A-2 Notes Pool Factor                                       1.0000000                    1.0000000
    (vii)  Class A-3 Notes Balance                                      696,000,000.00               696,000,000.00
    (viii) Class A-3 Notes Pool Factor                                       1.0000000                    1.0000000
    (ix)  Class A-4 Notes Balance                                       303,156,000.00               303,156,000.00
    (x) Class A-4 Notes Pool Factor                                          0.0000000                    1.0000000
    (xi)   Certificates Balance                                          52,055,927.51                52,055,927.51
    (xii)    Certificates Pool Factor                                        1.0000000                    1.0000000
    (xiii)   Total Principal Balance of Notes and Certificates        2,082,211,927.51             1,879,711,241.45

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                   6.66%                        6.66%

    (ii)  Weighted Average Remaining Maturity (WAM)                       46.82 months                 44.02 months
    (iii) Remaining Number of Receivables                               149,463                      143,834
    (iv)  Portfolio Receivable Balance                        $2,082,211,927.51            $1,879,711,241.45
  (C) Outstanding Advance Amount                                     $69,227.83                $1,127,408.51
  (D) Outstanding Payahead Balance                                   $70,042.26                   $86,827.39


                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                       $10,411,059.64
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the Reserve Account                                        5,205,529.82
  (D) Reserve Account Balance Prior to Release                                                 15,616,589.46
  (E) Reserve Account Required Amount                                                          14,609,033.99
  (F) Final Reserve Account Required Amount                                                    14,609,033.99
  (G) Excess Reserve Account Amount                                                             1,007,555.47
  (H) Ending Reserve Account Balance                                                           14,609,033.99

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
  (A) Beginning Yield Supplement Account Balance                                                1,570,025.47
  (B) Investment Earnings                                                                           4,056.57
  (C) Investment Earnings Withdraw                                                                  4,056.57
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                             361,999.54
                                                                                       ----------------------
  (F) Ending Yield Supplement Account Balance                                                   1,208,025.93

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                   $133,180.76
    (ii) Recoveries on Previously Liquidated Contracts                                             41,449.30
  (B) Aggregate Net Losses for Collection Period                                                  179,041.81
  (C) Net Loss Rate for Collection Period (annualized)                                                 0.01%
  (D) Cumulative Net Losses for all Periods                                                       179,041.81

                                                     # DOLLAR AMOUNT
                                                     -
                                                  Units
                                                  -----
  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent                     1,633 1.14%   $21,625,297.47        1.15%
    (ii)  61-90 Days Delinquent                      158 0.11%    $2,008,038.16        0.11%
    (ii) 91 Days or More Delinquent                    1 0.00%        $1,634.90        0.00%

                                                     # DOLLAR AMOUNT
                                                                         Units
                                                                        -----

XVIII. REPOSSESSION ACTIVITY
----------------------------
  (A) Vehicles Repossessed During Collection                            71 0.05%    $1,086,764.32        0.06%
Period
  (B) Total Accumulated Repossessed Vehicles in Inventory              114 0.08%    $1,635,966.57        0.09%



XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

  (A) Ratio of Net Losses to the Pool Balance as of
Each Collection Period
    (i) Second Preceding Collection Period                                                             0.02%
    (ii) Preceding Collection Period                                                                   0.04%
    (iii) Current Collection Period                                                                    0.05%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.04%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
Balance of Receivables.
    (i) Second Preceding Collection Period                                                             0.02%
    (ii) Preceding Collection Period                                                                   0.05%
    (iii) Current Collection Period                                                                    0.19%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.09%


  (C) Loss and Delinquency Trigger Indicator                                         Trigger was not hit.



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT